Exhibit 10.28

AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment to Executive Employment Agreement (“Amendment”), effective June 30, 2022, hereby amends the Executive Employment Agreement (the “Agreement”) dated July 1, 2013, as amended to date, between Reprints Desk, Inc., a Delaware corporation (the “Company”), Research Solutions, Inc., a Nevada corporation (“Research Solutions”), and Scott Ahlberg (“Executive”).

WHEREAS, the parties wish to amend the terms of the Agreement as set forth herein.

NOW THEREFORE, for the mutual promises and other consideration described herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Section 1(d) of the Agreement is hereby amended in its entirety to read as follows:

“Term.  The term of employment of Executive by the Company pursuant to this Executive Employment Agreement shall be for an annual period ending on June 30 of each year, subject to automatic renewal for subsequent one-year periods unless the Company provides written notice of non-renewal to Executive at least thirty (30) days prior to the expiration of the then-current term, and subject to earlier termination  in accordance with the other provisions of this Executive Employment Agreement.”

2.Except as expressly amended or modified herein, all terms and conditions of the Agreement are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the Agreement, this Amendment shall govern.

3.This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

4.This Amendment may be executed and delivered by facsimile or electronic signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

REPRINTS DESK, INC.:

By:

Name and Title: William Nurthen, CFO

RESEARCH SOLUTIONS, INC.:

By:

Name and Title: William Nurthen, CFO

EXECUTIVE:

By:

Name: Scott Ahlberg

4868-5872-5501, v. 1